LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN TAX AWARE U.S. EQUITY FUND

June 1, 1999

Dear Shareholder:

We are pleased to report that the J.P. Morgan Tax Aware U.S. Equity Fund delivered a strong total return of 23.32% for the six months ended April 30, 1999, beating the S&P 500 Index by 100 basis points and the Lipper Growth and Income Funds Average by 493 basis points.

The fund's net asset value on April 30 was $18.68 per share, increasing from $15.19 per share on October 31, 1998, after distributions of nearly $0.05 per share in current income. There were no distributions from short- or long-term capital gains. The fund's net assets rose to nearly $125 million on April 30.

Included in this report is an interview with Terry E. Banet, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,

/s/  Ramon de Oliveira                   /s/  Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . .1     FUND FACTS AND HIGHLIGHTS. . . . . . . .5

FUND PERFORMANCE. . . . . . . . .2     FINANCIAL STATEMENTS . . . . . . . . . .8

PORTFOLIO MANAGER Q&A . . . . . .3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE

One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                  TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                             ----------------    ------------------------------
                                             THREE     SIX       ONE              SINCE
AS OF APRIL 30, 1999                         MONTHS    MONTHS    YEAR             INCEPTION*
-------------------------------------------------------------    ------------------------------
J.P. Morgan Tax Aware U.S. Equity Fund       5.95%     23.32%    23.72%           30.75%
S&P 500 Index                                4.67%     22.32%    21.82%           30.77%
Lipper Growth & Income Funds Average         5.99%     18.39%    10.73%           21.38%

AS OF MARCH 31, 1999
-------------------------------------------------------------    ------------------------------
J.P. Morgan Tax Aware U.S. Equity Fund       4.27%     26.83%    20.50%           29.29%
S&P 500 Index                                4.98%     27.34%    18.46%           29.86%
Lipper Growth & Income Funds Average         1.75%     20.06%     5.46%           19.21%


*THE FUND COMMENCED OPERATIONS ON DECEMBER 18, 1996, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 30.90% FROM THAT DATE THROUGH APRIL 30, 1999.
FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1996, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

          Following is an interview with TERRY E. BANET, vice president, a member of the portfolio management team of the J.P. Morgan Tax Aware U.S. Equity Fund. Since joining Morgan in 1985, Terry has done extensive work in product development for the firm's U.S. and
[PHOTO] international clients. She was key in helping to develop Morgan's tax-aware equity management process. A member of Morgan's Equity and Balanced Accounts Group, Terry earned an undergraduate degree in accounting from Lehigh University and an M.B.A. from Wharton. This interview was conducted on May 13, 1999, and reflects her views on that date.

THE FUND HAS PERFORMED EXCEPTIONALLY WELL OVER THE PAST SIX MONTHS, BEATING BOTH THE S&P 500 AND THE LIPPER AVERAGE. HOW DID YOU DO IT?

TEB: Stock selection. At Morgan, we have more than 20 U.S. equity analysts. We take their most promising ideas, and then select the most attractive companies. We then have the flexibility to moderately underweight or overweight our holdings in the stocks and the various sectors. We are long term investors. We want to avoid triggering tax liabilities.

JUST HOW TAX AWARE ARE YOU?

TEB: We're looking forward to our third year in a row of avoiding a capital gains distribution or at the minimum, a very low one. Since the fund's inception in 1996, we have not paid a capital gains distribution to our shareholders. We avoid this tax liability by offsetting any capital gains we incur with capital losses.

HOW DOES THE FUND KEEP ITS TAX OBLIGATIONS SO LOW?

TEB: We minimize taxes in several ways, but most importantly, we do not sell a stock unless we expect that the after-tax consequences of the new holding will be superior. That's a difficult standard to meet. By minimizing the amount of capital that would go to pay taxes, we effectively have more assets that can compound over time.

WHAT STOCKS DID BEST FOR YOU OVER THE PAST SIX MONTHS?

TEB: Generally, it was an outstanding time to be in technology stocks, so our two top performers were Sun Microsystems and EMC. After technology, three other stocks were clearly standouts: AlliedSignal, which benefited from the broad move into cyclicals this spring; Mobil, which gained nicely as crude oil prices rose more than 50% this year after OPEC announced production cuts; and Best Buy, a retailer that benefited from the dramatic surge in consumer spending.

TELL US ABOUT THE TECHNOLOGY STOCKS.

TEB: Sun Microsystems and EMC Corp. provide network capacity, data storage and Internet connectivity and infrastructure. We were interested in the companies that supply the hardware that keeps the Internet growing because we believed that mission critical needs such as storage network capacity and internet capabilities would win out over personal computer upgrades. A recent government report confirmed our suspicions - purchases of personal computers for business purposes slowed substantially in the first quarter, while communications equipment spending is accelerating.

EMC is the leading producer of hardware and software for storage systems. Sun Microsystems produces servers that are crucial for high-end uses such as the Internet.

HOW ABOUT ALLIEDSIGNAL?

TEB: We were interested in AlliedSignal because it was an inexpensive multi-industry company with good earnings resilience, it has a strong cash flow and balance sheet, and the possibility that a number of catalysts might drive its price higher; improving cash flow, acquisitions and/or divestitures and clarification of its management succession. In addition, the market reacted favorably after the resolution of AlliedSignal's bid for AMP.

YOU ALSO MENTIONED MOBIL AND BEST BUY.

TEB: We favored the international integrated oil companies, which have risen as crude oil prices have surged off their February lows. As a group, the international integrated oils have now retraced roughly half their decline from November 1997 to January 1999.

Best Buy is the largest consumer electronics retailer in the U.S., and has been benefiting from the popularity of digital products such as DVD players. Its fourth quarter earnings rose 72% on higher margins. Because the company carefully controls its inventory, it is not forced to sell its merchandise at sharp discounts.

WERE THERE ANY DISAPPOINTMENTS?

TEB: Yes, two: Service Corp. International and Mattel. Funeral services provider Service Corp. announced that quarterly earnings would be far below analysts' expectations, blaming declining mortality rates, lower than expected pre-need cemetery plot sales, fewer than expected acquisitions and poor results from operations. It has recovered from its lows. Mattel announced a fourth quarter earnings shortfall as a result of lower shipments, but we like their acquisition of Learning Co., the second largest consumer software company after Microsoft.

SINCE THE PORTFOLIO'S GAINS HAVE BEEN LED BY TECHNOLOGY, WHAT'S YOUR OUTLOOK ON THE SECTOR?

TEB: Many people are worried about the impact of Y2K and we are watching very closely for developments. But we doubt that our technology holdings would suffer greatly because these companies provide incremental additions to existing networks, rather than entirely new systems reconfigurations.

FUND FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Tax Aware U.S. Equity Fund seeks to provide high after-tax total return from a portfolio of selected equity securities. The fund is designed for long-term taxable investors who are interested in minimizing taxable distributions. The fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.

-------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
12/18/96

-------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/99
$124,535,443

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
7/30/99, 10/29/99

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO

The fund's current annual expense ratio of 0.85% covers shareholders' expenses for custody, tax reporting, and investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales or exchange fees; however, shares held for less than one year may be subject to redemption fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund. Fund redemption fees are waived when shares worth over $250,000 are redeemed in kind from the fund. Shareholders owning more than 5% of the fund's outstanding shares should consult "Redemption of Shares" in the Statement of Additional Information.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[PIE CHART]

TECHNOLOGY                                         22.3%
CONSUMER GOODS & SERVICES                          19.5%
FINANCE                                            15.6%
INDUSTRIAL PRODUCTS & SERVICES                     10.9%
HEALTH CARE                                        10.0%
ENERGY                                              7.1%
UTILITIES                                           7.1%
BASIC INDUSTRIES                                    3.7%
TRANSPORTATION                                      1.5%
SHORT-TERM & OTHER INVESTMENTS                      2.3%

LARGEST EQUITY HOLDINGS                           % OF TOTAL INVESTMENTS
------------------------------------------------------------------------
BANK OF AMERICA CORP. (FINANCE)                                     3.2%
MCI WORLDCOM, INC. (TECHNOLOGY)                                     3.2%
CISCO SYSTEMS, INC. (TECHNOLOGY)                                    2.9%
INTERNATIONAL BUSINESS MACHINES CORP.
     (TECHNOLOGY)                                                   2.8%
MOBIL CORP. (ENERGY)                                                2.6%
EMC CORP. (TECHNOLOGY)                                              2.5%
SUN MICROSYSTEMS, INC. (TECHNOLOGY)                                 2.5%
MICROSOFT CORP. (TECHNOLOGY)                                        2.4%
TYCO INTERNATIONAL LTD.
     (INDUSTRIAL PRODUCTS & SERVICES)                               2.3%
WAL-MART STORES, INC.
     (CONSUMER GOODS & SERVICES)                                    2.2%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                  THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
COMMON STOCKS (97.9%)
BASIC INDUSTRIES (3.6%)
CHEMICALS (1.6%)
Rohm & Haas Co...................................       45,400   $   2,034,487
                                                                 -------------

FOREST PRODUCTS & PAPER (1.3%)
Georgia-Pacific Group............................       17,700       1,637,250
                                                                 -------------
METALS & MINING (0.7%)
Allegheny Teledyne, Inc..........................       39,800         890,525
                                                                 -------------
  TOTAL BASIC INDUSTRIES.........................                    4,562,262
                                                                 -------------

CONSUMER GOODS & SERVICES (19.6%)
BROADCASTING & PUBLISHING (2.0%)
Comcast Corp., Class A...........................       17,000       1,116,687
News Corp. Ltd. (Spon. ADR)(i)...................       43,900       1,432,237
                                                                 -------------
                                                                     2,548,924
                                                                 -------------
ENTERTAINMENT, LEISURE & MEDIA (3.5%)
International Game Technology....................       18,600         330,150
Mattel, Inc......................................       51,100       1,322,212
Seagram Company Ltd.(i)..........................       31,100       1,784,362
Time Warner, Inc.................................       13,800         966,000
                                                                 -------------
                                                                     4,402,724
                                                                 -------------

FOOD, BEVERAGES & TOBACCO (5.0%)
Anheuser Busch Companies, Inc....................        5,900         431,437
Coca-Cola Co.....................................       24,000       1,632,000
PepsiCo, Inc.....................................       35,500       1,311,281
Philip Morris Companies, Inc.....................       45,000       1,577,812
Unilever NV (ADR)(i).............................       18,900       1,227,319
                                                                 -------------
                                                                     6,179,849
                                                                 -------------

HOUSEHOLD PRODUCTS (1.9%)
Procter & Gamble Co..............................       25,100       2,354,694
                                                                 -------------
MISCELLANEOUS (0.6%)
Service Corp. International......................       35,300         732,475
                                                                 -------------

RESTAURANTS & HOTELS (0.7%)
Starwood Hotels & Resorts Worldwide, Inc.........       22,800         836,475
                                                                 -------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------

RETAIL (5.9%)
American Stores Co...............................       22,000   $     694,375
Best Buy Co., Inc.+..............................       19,100         912,025
Dayton Hudson Corp...............................       17,500       1,177,969
Federated Department Stores, Inc.+...............       21,600       1,008,450
Home Depot, Inc..................................       12,700         761,206
Wal-Mart Stores, Inc.............................       60,200       2,769,200
                                                                 -------------
                                                                     7,323,225
                                                                 -------------
  TOTAL CONSUMER GOODS & SERVICES................                   24,378,366
                                                                 -------------

ENERGY (7.1%)
OIL-PRODUCTION (7.1%)
Exxon Corp.......................................       23,100       1,918,744
Mobil Corp.......................................       31,300       3,278,675
Royal Dutch Petroleum Co. (ADR)..................       43,200       2,535,300
Tosco Corp.......................................       41,900       1,120,825
                                                                 -------------
  TOTAL ENERGY...................................                    8,853,544
                                                                 -------------

FINANCE (15.7%)
BANKING (11.1%)
Bank of America Corp.............................       55,602       4,003,344
Bankers Trust Corp...............................        4,100         369,256
Citigroup, Inc...................................       33,550       2,524,637
Dime Bancorp, Inc................................       21,000         484,312
First Union Corp.................................       28,600       1,583,725
KeyCorp..........................................       38,000       1,175,625
Washington Mutual, Inc...........................       42,000       1,727,250
Wells Fargo Co...................................       45,400       1,960,713
                                                                 -------------
                                                                    13,828,862
                                                                 -------------

FINANCIAL SERVICES (1.0%)
Federal National Mortgage Association............       17,000       1,205,938
                                                                 -------------

INSURANCE (3.6%)
Ambac Financial Group, Inc.......................       12,000         724,500
American International Group, Inc................        7,700         904,269

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
INSURANCE (CONTINUED)
Marsh & McLennan Companies, Inc..................       21,450   $   1,642,266
UNUM Corp........................................       21,300       1,163,513
                                                                 -------------
                                                                     4,434,548
                                                                 -------------
  TOTAL FINANCE..................................                   19,469,348
                                                                 -------------
HEALTHCARE (10.1%)
BIOTECHNOLOGY (0.4%)
Genzyme Corp.+...................................       12,000         452,250
                                                                 -------------
HEALTH SERVICES (1.2%)
HEALTHSOUTH Corp.+...............................       42,800         575,125
Perkin-Elmer Corp.+..............................        8,400         908,250
                                                                 -------------
                                                                     1,483,375
                                                                 -------------
MEDICAL SUPPLIES (0.3%)
Provident Companies, Inc.........................        9,000         354,375
                                                                 -------------

PHARMACEUTICALS (8.2%)
ALZA Corp.+......................................       14,000         469,875
American Home Products Corp......................       32,300       1,970,300
Bristol-Myers Squibb Co..........................       38,200       2,428,088
Forest Laboratories, Inc.+.......................       21,200         943,400
Merck & Co., Inc.................................       11,000         772,750
Monsanto Co......................................       36,900       1,669,725
Pfizer, Inc......................................        3,900         448,744
Schering-Plough Corp.............................       12,100         584,581
Warner-Lambert Co................................       13,900         944,331
                                                                 -------------
                                                                    10,231,794
                                                                 -------------
  TOTAL HEALTHCARE...............................                   12,521,794
                                                                 -------------
INDUSTRIAL PRODUCTS & SERVICES (10.9%)
DIVERSIFIED MANUFACTURING (7.2%)
AlliedSignal, Inc................................       45,300       2,661,375
General Electric Co..............................       15,000       1,582,500
Johnson Controls, Inc............................       18,700       1,363,931
Tyco International Ltd.(i).......................       35,700       2,900,625
Xerox Corp.......................................        6,700         393,625
                                                                 -------------
                                                                     8,902,056
                                                                 -------------

ELECTRICAL EQUIPMENT (0.7%)
Emerson Electric Co..............................       14,200         915,900
                                                                 -------------
              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------

PACKAGING & CONTAINERS (1.1%)
Kimberly-Clark Corp..............................       21,600   $   1,324,350
                                                                 -------------

POLLUTION CONTROL (1.9%)
Waste Management, Inc............................       42,262       2,387,803
                                                                 -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                   13,530,109
                                                                 -------------

TECHNOLOGY (22.3%)
COMPUTER SOFTWARE (2.4%)
Microsoft Corp.+.................................       36,800       2,991,150
                                                                 -------------

COMPUTER SYSTEMS (7.8%)
EMC Corp.+.......................................       28,700       3,126,506
International Business Machines Corp.............       16,600       3,472,513
Sun Microsystems, Inc.+..........................       51,800       3,099,906
                                                                 -------------
                                                                     9,698,925
                                                                 -------------

ELECTRONICS (2.9%)
Cisco Systems, Inc.+.............................       32,000       3,651,000
                                                                 -------------

SEMICONDUCTORS (2.8%)
Intel Corp.......................................       34,400       2,103,775
Texas Instruments, Inc...........................       13,300       1,358,263
                                                                 -------------
                                                                     3,462,038
                                                                 -------------

TELECOMMUNICATION SERVICES (5.0%)
America Online, Inc.+............................       10,000       1,427,500
Level 3 Communications, Inc.+....................       10,000         900,313
MCI WorldCom, Inc.+..............................       47,972       3,941,200
                                                                 -------------
                                                                     6,269,013
                                                                 -------------

TELECOMMUNICATIONS-EQUIPMENT (1.4%)
Lucent Technologies, Inc.........................       27,900       1,677,488
                                                                 -------------
  TOTAL TECHNOLOGY...............................                   27,749,614
                                                                 -------------

TRANSPORTATION (1.5%)
RAILROADS (1.5%)
Union Pacific Corp...............................       31,300       1,878,000
                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
UTILITIES (7.1%)
ELECTRIC (1.9%)
Duke Energy Corp.................................        5,700   $     319,200
New England Electric System......................        7,600         376,200
Northern States Power Co.........................       34,200         825,075
Wisconsin Energy Corp............................       32,800         881,500
                                                                 -------------
                                                                     2,401,975
                                                                 -------------

GAS-PIPELINES (0.5%)
Columbia Energy Group............................       12,800         615,200
                                                                 -------------
TELEPHONE (4.7%)
AT & T Corp......................................       23,850       1,204,425
Bell Atlantic Corp...............................       11,600         668,450
GTE Corp.........................................       28,700       1,921,106
SBC Communications, Inc..........................       37,300       2,088,800
                                                                 -------------
                                                                     5,882,781
                                                                 -------------
  TOTAL UTILITIES................................                    8,899,956
                                                                 -------------
  TOTAL COMMON STOCKS (COST $95,465,196).........                  121,842,993
                                                                 -------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  -----------   -------------
SHORT-TERM INVESTMENTS (2.3%)
OTHER INVESTMENT COMPANIES (2.3%)
Seven Seas Money Market Fund (cost $2,880,769)...  $ 2,880,769   $   2,880,769
                                                                 -------------
TOTAL INVESTMENTS (COST $98,345,965) (100.2%).................
                                                                   124,723,762
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%).................
                                                                      (188,319)
                                                                 -------------
NET ASSETS (100.0%)...........................................   $ 124,535,443
                                                                 -------------
                                                                 -------------

------------------------------
Note: For federal income tax purposes, the cost of securities at April 30, 1999 was substantially the same as the cost for financial statement purposes. The aggregate gross unrealized appreciation and depreciation was $28,268,177 and $1,890,380 respectively, resulting in net unrealized appreciation of $26,377,797.

+ Non-income producing security.

(i) Foreign security.

ADR - American Depositary Receipt.

Spon. ADR - Sponsored ADR.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $98,345,965 )           $124,723,762
Receivable for Fund Shares Sold                         525,529
Dividends Receivable                                     71,667
Deferred Organization Expenses                           25,099
Interest Receivable                                       8,681
Receivable for Expense Reimbursements                     5,896
Prepaid Trustees' Fees                                      323
Prepaid Expenses and Other Assets                           450
                                                   ------------
    Total Assets                                    125,361,407
                                                   ------------
LIABILITIES
Payable for Investments Purchased                       662,006
Advisory Fee Payable                                     44,482
Shareholder Servicing Fee Payable                        24,712
Organization Expenses Payable                            12,060
Custody Fee Payable                                       7,583
Payable for Fund Shares Redeemed                          5,106
Administrative Services Fee Payable                       5,092
Transfer Agent Fees Payable                               3,437
Administration Fee Payable                                   92
Fund Services Fee Payable                                    47
Accrued Expenses                                         61,347
                                                   ------------
    Total Liabilities                                   825,964
                                                   ------------
NET ASSETS
Applicable to 6,668,141 shares outstanding
  (par value $0.001, unlimited shares authorized)  $124,535,443
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  per Share                                              $18.68
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $100,200,821
Undistributed Net Investment Income                      34,937
Accumulated Net Realized Loss on Investments         (2,078,112)
Net Unrealized Appreciation of Investments           26,377,797
                                                   ------------
    Net Assets                                     $124,535,443
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $2,319 )                                                    $   625,798
Interest Income                                                       51,489
                                                                 -----------
    Investment Income                                                677,287

EXPENSES
Advisory Fee                                       $   227,555
Shareholder Servicing Fee                              126,419
Administrative Services Fee                             26,663
Custodian Fees and Expenses                             20,750
Transfer Agent Fee                                      19,883
Professional Fees and Expenses                          19,666
Registration Fees                                       13,515
Printing Expenses                                        9,173
Amortization of Organization Expenses                    4,806
Fund Services Fee                                        1,034
Trustees' Fees and Expenses                                709
Administration Fee                                         489
Miscellaneous                                            4,098
                                                   -----------
    Total Expenses                                     474,760
Less: Reimbursement of Expenses                        (44,934)
                                                   -----------
NET EXPENSES                                                         429,826
                                                                 -----------
NET INVESTMENT INCOME                                                247,461
NET REALIZED GAIN ON INVESTMENTS                                   3,918,320
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                     16,410,963
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $20,576,744
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1998
                                                   ------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    247,461   $       340,374
Net Realized Gain on Investments                      3,918,320           584,331
Net Change in Unrealized Appreciation of
  Investments                                        16,410,963         7,128,512
                                                   ------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                     20,576,744         8,053,217
                                                   ------------   ----------------
DIVIDENDS TO SHAREHOLDERS FROM
Net Investment Income                                  (267,338)         (376,737)
                                                   ------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     41,568,799        48,063,688
Reinvestment of Dividends                               249,815           358,591
Cost of Shares of Beneficial Interest Redeemed      (14,543,161)       (4,847,949)
Service Charge                                           26,993            24,021
                                                   ------------   ----------------
    Net Increase from Shareholder Transactions       27,302,446        43,598,351
                                                   ------------   ----------------
    Total Increase in Net Assets                     47,611,852        51,274,831

NET ASSETS
Beginning of Period                                  76,923,591        25,648,760
                                                   ------------   ----------------
End of Period (including undistributed net
  investment income of $34,937 and $54,814,
  respectively)                                    $124,535,443   $    76,923,591
                                                   ------------   ----------------
                                                   ------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                   FOR THE SIX                         FOR THE PERIOD
                                                   MONTHS ENDED   FOR THE FISCAL      DECEMBER 18, 1996
                                                    APRIL 30,       YEAR ENDED        (COMMENCEMENT OF
                                                       1999         OCTOBER 31,      OPERATIONS) THROUGH
                                                   (UNAUDITED)         1998           OCTOBER 31, 1997
                                                   ------------   ---------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  15.19         $ 12.57              $ 10.00
                                                   ------------   ---------------   ---------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                    0.04            0.08                 0.06
Net Realized and Unrealized Gain on Investments          3.50            2.65                 2.52
                                                   ------------   ---------------   ---------------------
Total from Investment Operations                         3.54            2.73                 2.58
                                                   ------------   ---------------   ---------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (0.05)          (0.11)               (0.01)
                                                   ------------   ---------------   ---------------------

NET ASSET VALUE, END OF PERIOD                       $  18.68         $ 15.19              $ 12.57
                                                   ------------   ---------------   ---------------------
                                                   ------------   ---------------   ---------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                            23.32%(a)       21.81%               25.83%(a)
Net Assets, End of Period (in thousands)             $124,535         $76,924              $25,649
Ratios to Average Net Assets
  Net Expenses                                           0.85%(b)        0.85%                0.85%(b)
  Net Investment Income                                  0.49%(b)        0.63%                0.70%(b)
  Expenses without Reimbursement                         0.94%(b)        1.09%                2.16%(b)
Portfolio Turnover                                         20%             44%                  23%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Tax Aware U.S. Equity Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended. The fund is a no-load and diversified, open-end management investment company. The fund's investment objective is to provide high after tax total return from a portfolio of selected equity securities. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Currently the fund only offers Select Shares. The fund commenced operations on December 18, 1996. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

   e) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investments Companies." The effect of applying this statement was to increase Paid-in Capital by $5,416,725 and decrease Accumulated Net Realized Gain on Investment by $5,416,725. Net investment income, net realized gains and net assets were not affected by this change. This reclassification is the result of gains on securities redeemed in-kind that were treated as realized gains for financial statement purposes but which are not recognized for tax purposes.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan. Under the terms of the agreement, the fund pays JPMIM at an annual rate of 0.45% of the fund's average daily net assets. For the six months ended April 30, 1999, such fees amounted to $227,555.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1999, the fee for these services amounted to $489.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides similar services. For the six months ended April 30, 1999, the fee for these services amounted to $26,663.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 0.85% of the average daily net assets of the fund. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan. For the six months ended April 30, 1999, J.P. Morgan has agreed to reimburse the fund $44,934 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the six months ended April 30, 1999, the fee for these services amounted to $126,419.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,034 for the six months ended April 30, 1999.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $200.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE SIX
                                                    MONTHS ENDED     FOR THE FISCAL
                                                   APRIL 30, 1999      YEAR ENDED
                                                    (UNAUDITED)     OCTOBER 31, 1998
                                                   --------------   ----------------
Shares of beneficial interest sold...............     2,441,098         3,344,838
Reinvestment of dividends........................        14,801            25,345
Shares of beneficial interest redeemed...........      (853,167)         (346,044)
                                                   --------------   ----------------
NET INCREASE.....................................     1,602,732         3,024,139
                                                   --------------   ----------------
                                                   --------------   ----------------

Redemptions may be subject to service charges, retained by the fund, in accordance with the following schedule:

                                                 PERCENTAGE
                                                 OF
                                                 CASH
YEAR SINCE PURCHASE                              PROCEEDS
------------------------------------------------------
Shares held for less than one year...............   1%
Shares held one year or longer................... None

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 1999 were as follows:

   COST OF       PROCEEDS
  PURCHASES     FROM SALES
-------------  -------------
$  45,235,039  $  19,819,847

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Prior to May 26, 1999 the funds paid a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount; under the current Agreement, the commitment fee has increased to an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at April 30, 1999.

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND: SELECT SHARES

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.

J.P. MORGAN
TAX AWARE
U.S. EQUITY FUND

SEMIANNUAL REPORT
APRIL 30, 1999

IM0414-M